© 2020 Playtika Ltd. All Rights Reserved. November 8th | 2022 THIRD QUARTER 2022 Earnings Presentation

Presentation Title 2 LEGAL DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding our business strategy, plans, market growth and our objectives for future operations, are forward-looking statements. The words “may,” “will,” “should,” “expect,” “would,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements contained in this presentation include, but are not limited to, future revenues, expenses, and capital requirements; the implementation of our business model and strategic plans and initiatives including increased focus on in-house game development; our ability to improve on our user metrics and our ability among others. We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects and these forward-looking statements are not guarantees of future performance or development. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about us. Because forward-looking statements are inherently subject to risks and uncertainties, including our ability to compete in the market; our future relationship with third-party platforms, such as the iOS App Store and the Google Play Store; our ability to successfully launch new games and enhance our existing games that are commercially successful; continued growth in demand for in-app purchases in mobile games; our ability to acquire and integrate new games and content; the ability of our games to generate revenues; capital expenditures and investments in our infrastructure; our use of working capital in general; retaining existing players, attracting new players and increasing the monetization of our player base; our ability to successfully manage our game economies; maintaining a technology infrastructure that can efficiently and reliably handle increased player usage, fast load times and the deployment of new features and products; attracting and retaining qualified employees and key personnel; the impact of geopolitical events, including relating to Ukraine; the impact of an economic recession or periods of increased inflation and any reductions to household spending on the types of discretionary entertainment we offer; maintaining, protecting and enhancing our intellectual property; protecting our players ’ information and adequately addressing privacy concerns; our ability to expand into new markets and distribution platforms; and successfully acquiring and integrating companies and assets. Because some of these risks and uncertainties cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially , from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by Playtika relating to market size and growth and other data about Playtika’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures of us, including Adjusted EBITDA and Credit Adjusted EBITDA. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. You should not consider these non-GAAP financial measures in isolation, or as a substitute for analysis of results as reported under GAAP. For information regarding the non-GAAP financial measures used by us, and for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see the Appendix to this presentation. 2

Presentation Title 3 THIRD QUARTER 2022 HIGHLIGHTS Overall revenue grew 1.9% year-over-year Average Daily Paying Users increased 5.8% year-over-year Casual games represented 54.9% of overall revenues, compared to 48.9% in Q3’21 Casual games grew revenue 14.4% year-over-year June’s Journey grew revenues 32.5% year-over-year Bingo Blitz grew revenues 14.7% year-over-year Solitaire Grand Harvest grew revenue 14.3% year-over-year Social Casino games revenue declined 10.2% year-over-year Slotomania revenue declined 12.7% year-over-year House of Fun revenue declined 21.2% year-over-year World Series of Poker grew revenue 8.2% year-over-year Direct-to-Consumer revenue was 23.3% of overall revenues, up from 21.7% in Q3’21 Direct-to-Consumer revenue grew 9.4% year-over-year (1) Proprietary Platforms is now referred to as “Direct-to-Consumer platforms” Continued strength in casual portfolio Casual Portfolio Growth DTC Platforms1 3 Business Metrics Social Casino Portfolio

$248 $231 Q3'21 Q3'22 $636 $648 Q3'21 Q3'22 +1.9% -6.9% REVENUE AEBITDA* Note: U.S. dollars in millions Credit Adjusted EBITDA: Our Credit Agreement defines Adjusted EBITDA (which we call “Credit Adjusted EBITDA”) as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) contingent consideration, (vii) acquisition and related expenses, and (viii) certain other items. AEBITDA: We define Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) contingent consideration, (vii) acquisition and related expenses, (viii) expense under our long-term compensation plans, (ix) M&A-related retention payments, and (x) certain other items. GAAP net income/loss for the 3 months ended 9/30/22 and 9/30/21 were $68.2m and $80.5m, respectively. Adjusted EBITDA and Credit Adjusted EBITDA are non-gaap measures, see reconciliation on slide 14. Q3 2022 REVENUE, AEBITDA, CREDIT AEBITDA, AND NET INCOME 4 ($) MILLIONS Net Income $81 $68 Q3'21 Q3'22 -15.3% $217 $204 Q3'21 Q3'22Credit Adjusted EBITDA* -6.2%

$0.67 $0.78 +16.4% ARPDAU* ($) 2.8% 3.4% +60 bps Daily Payer Conversion* (%) 293 310 +5.8% Average Daily Paying Users* (Thousands) LIVEOPS CONTINUE TO DRIVE PLAYER METRICS Q3 2022Q3 2021 Note: Percentages are rounded to the nearest tenth. Average Daily Paying Users: the number of individuals who purchased, with real world currency, virtual currency or items in any of our games on a particular day. Daily Payer Conversion: (i) the total number of DPUs, (ii) divided by the number of DAUs on a particular day. Average Daily Payer Conversion for a part icular period is the average of the Daily Payer Conversion rates for each day during that period. ARPDAU: Average Revenue per Daily Active User (i) the total revenue in a given period, (ii) divided by the number of days in that period, (iii) divided by the average DAUs during the period. 5

Q3'22 CASE STUDIES

Q3'22 Revenue +32.5% Y/Y

- Albums feature continues to drive revenue growth
- The Vault feature driving growth in ARPDAU
- Enhanced LiveOps

Q3'22 Revenue +14.7% Y/Y

- Majestic Blitz game feature driving increases in ARPDAU
- Introduced new bingo pattern, Sassy Sauces, increasing player engagement
- Offline campaigns driving new installs and revenue

Q3'22 Revenue +14.3% Y/Y

- Gold Blast and Grand Album features driving revenue growth
- Successful marketing campaign driving new installs and revenue
- Improvements following Unity migration

Q3'22 Revenue +8.2% Y/Y

- WSOP Main Event in July driving overall growth
- Bingo Poker launch
- Successful 4th album launch of "The Highs, The Lows, and the Pros"

Playtika

6

SLOT-THEMED GAMES FACE CHALLENGING QUARTER Intensified product competition across slot-themed games Underperformance of specific features in Slotomania in Q3 2022 Challenges Looking Ahead Stabilization efforts to maintain top-line revenues with a focus on overall adjusted EBITDA generation Marketing spend cutback to pursue a more efficient studio model 7

REVENUE MIX SHIFT TO CASUAL INCREASING Casual Themed 48.9% Casino Themed 51.1% Q3 2021 Q3 2022 Casual Themed 54.9% Casino Themed 45.1% Casual Themed games includes: Bingo Blitz, Solitaire Grand Harvest, June’s Journey, Best Fiends, Board Kings, Pirate Kings, Pearls Peril, Best Fiends Stars, Redecor and Other. Casino Themed games includes: Slotomania, House of Fun, Caesars Slots, World Series of Poker, and Other. 8

DIRECT TO CONSUMER PLATFORM GROWTH CONTINUES 9 Direct-to-Consumer revenue grew 9.4% year-over-year Note: U.S. dollars in millions. 1) Includes iOS, Android, Facebook, Amazon, Windows and other third-party platforms Q3 2022 Gross Revenue by Platforms 3rd Party Platforms (1) Direct-to- Consumer Platforms 23.3% 76.7% Direct-to-Consumer revenue grew to 23.3% of overall revenues compared to 21.7% in Q3’21 $138 $151 Q3'21 Q3'22 +9.4%

REVENUE BY GEOGRAPHY USA EMEA APAC OTHER Q3 2021 Q3 2022 10 70% 71% 15% 14% 8% 8% 7% 7%

FY2022 GUIDANCE 11 No Change to Prior FY 2022 Revenue and Adjusted EBITDA Guidance

© 2020 Playtika Ltd. All Rights Reserved. APPENDIX 12

RECONCILIATION Credit Adjusted EBITDA: Our Credit Agreement defines Adjusted EBITDA (which we call “Credit Adjusted EBITDA”) as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) s tock-based compensation, (vi) contingent consideration, (vii) acquisition and related expenses, and (viii) certain other items. Executive management is compensated, in part, based upon achieving certain Adjusted EBITDA targets as more completely describ ed in our proxy statement. Adjusted EBITDA for these purposes represents Credit Adjusted EBITDA shown above, further adjusted to reflect certain elements of cash-based compensation and other items. We supplementally present Adjusted EBITDA because it is a key operating measure used by our management to assess our financia l performance. Adjusted EBITDA adjusts for items that we believe do not reflect the ongoing operating performance of our busines s, such as certain noncash items, unusual or infrequent items or items that change from period to period without any material relevan ce to our operating performance. Management believes Adjusted EBITDA is useful to investors and analysts in highlighting trends in our operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. Management uses Adjusted EBITDA to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and t o compare our performance against other peer companies using similar measures. We evaluate Adjusted EBITDA in conjunction with o ur results according to GAAP because we believe it provides investors and analysts a more complete understanding of factors and trends a ffecting our business than GAAP measures alone. Adjusted EBITDA should not be considered as an alternative to net income (loss) as a measure of financial performance, or any other performance measure derived in accordance with GAAP 13 2021 2022 (in millions) Credit Adjusted EBITDA $ 217.0 $ 203.5 Long-term cash compensation 28.5 27.0 M&A related retention payments 2.3 0.2 Adjusted EBITDA $ 247.8 $ 230.7 Adjusted EBITDA Margin 39.0% 35.6% Three months ended September 30, Unaudited 2021 2022 (in millions) Net income $ 80.5 $ 68.2 Provision for income taxes 49.1 38.9 Interest and other, net 24.9 24.3 Depreciation and amortization 36.5 39.6 EBITDA 191.0 171.0 Stock-based compensation 23.0 31.6 Contingent Consideration - (11.4) Acquisition and related expenses 1.2 6.1 Other one-time items 1.8 6.2 Credit Adjusted EBITDA $ 217.0 $ 203.5 Net Income Margin 12.7% 10.5% Credit Adjusted EBITDA Margin 34.1% 31.4% Three months ended September 30, Unaudited